RIDGEWORTH FUNDS
Supplement dated September 30, 2010 to the
RidgeWorth Funds Prospectuses and
Statement of Additional Information
Dated August 1, 2010, as may be supplemented
for the
RidgeWorth Short-Term Bond Fund
RidgeWorth Short-Term U.S. Treasury Securities Fund
RidgeWorth Ultra-Short Bond Fund
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund
     As of September 30, 2010, Robert Corner is no longer a member of the portfolio management team for the RidgeWorth Short-Term Bond Fund, RidgeWorth Short-Term U.S. Treasury Securities Fund, RidgeWorth Ultra-Short Bond Fund and RidgeWorth U.S. Government Securities Ultra-Short Bond Fund (the “Funds”). All references to Mr. Corner in the Prospectuses and Statement of Additional Information are deleted.
     Each of these Funds continues to be managed by a portfolio management team comprised of Mr. H. Rick Nelson and Mr. Chad Stephens.